CREDIT SUISSE

Trade Finance/Services Department

Irrevocable Standby Letter of Credit No. TS-07006788 Date of Issue: February 25, 2013

BENEFICIARY
Integrated Technology Corp.
1228 N. Stadem Drive
Tempe, AZ 85281

APPLICANT:
Rudolph Technologies, Inc.
One Rudolph Road
Flanders, NJ 07836

Ladies and Gentlemen:

At the request and for the account of the Applicant, we hereby establish in your favor our Irrevocable Standby Letter of Credit No.TS-07006788 for United States Dollars 40,000,000.00 (Forty Million United States Dollars) (the "Available Amount").

Payment Demand

The Available Amount or portion thereof is payable upon presentation of Beneficiary's purportedly signed and dated Payment Demand Statement referencing Credit Suisse AG Letter of Credit No.TS-07006788 and certifying:

(a) The name of the beneficiary;
(b) That person making the demand has authority to act on behalf of the Beneficiary;
(c) That either: (1) Applicant and Beneficiary have reached an agreed resolution as to the Payment Demand or (2) that a lawful Court of United States of America has authorized the Beneficiary to make a Payment Demand; and
(d) The amount of the Payment Demand made under the Irrevocable Standby Letter of Credit No.TS-07006788.

the Payment Demand Statement must be accompanied by either:

i. a fully executed Certificate of Agreed Resolution as set forth and attached to this Irrevocable Standby Letter of Credit No.TS-07006788 consenting to the Payment Demand; or
ii. a Triggering Event Order and Judgment from a lawful Court of United States of America authorizing the Payment Demand under this Irrevocable Standby Letter of Credit No.TS-07006788.

Upon presentation of a valid Payment Demand, Credit Suisse AG shall remit the Available Amount or applicable portion thereof under Irrevocable Standby Letter of Credit No.TS-07006788 to the Beneficiary within five (5) business days.

CREDIT SUISSE

Trade Finance/Services Department

Withdrawal Demand

This Irrevocable Standby Letter of Credit No.TS-07006788 may be withdrawn upon presentation of Applicant's purportedly signed and dated Withdrawal Demand Statement referencing Irrevocable Standby Letter of Credit No.TS-07006788 and instructing Credit Suisse AG in writing to withdraw the Letter of Credit.

the Withdrawal Demand Statement must be accompanied by either:

i. a fully executed Certificate of Agreed Resolution as set forth and attached to this Irrevocable Standby Letter of Credit No.TS-07006788 consenting to the Withdrawal Demand; or
ii. a Triggering Event Order and Judgment from a lawful Court of United States of America authorizing the Withdrawal Demand under this Irrevocable Standby Letter of Credit No.TS-07006788.

We hereby engage with you that documents presented under and in compliance with the terms and conditions of this Letter of Credit will be duly honored upon presentation at our office located at 11 Madison Avenue, 23rd Floor, New York, New York 10010, Attention: Trade Finance Services Department on or before the expiration date of February 25, 2014 (the "Expiration Date").

This Letter of Credit shall be automatically extended without amendment for an additional period of one year from the present or each future expiration date, unless we have notified you in writing at least (60) days before such expiration date, that we elect not to renew this Letter of Credit. Our notice of such election shall be sent certified mail, return receipt requested or by overnight mail, to the above address.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 except Article 10(a) does not apply.

In all correspondence, please quote our reference number.

Very truly yours,
CREDIT SUISSE AG

Authorized Signature
Emma Artun
Assistant Vice President

Authorized Signature
Jack D. Madej
Assistant Vice President

Certificate of Agreed Resolution
To Irrevocable Standby Letter of Credit No. TS-07006788

The undersigned have entered into an Agreement to Stay Execution of Judgment on August 10, 2012 (the "Agreement") and hereby agree that a Triggering Event (as defined in the Agreement) has occurred. The parties have met and conferred as required by the Agreement, and reached an Agreed Resolution with respect to that Triggering Event. The undersigned hereby agree as follows (complete only ***one*** of the items as indicated):

_____ A Triggering Event has occurred and Integrated Technology Corp is entitled to draw on the Letter of Credit (as defined in the Agreement) in the amount of $____[insert amount demanded]______________ and (if any) the remaining balance of the Available Amount of $____[insert amount terminated]____ is cancelled.

INSERT WIRE INSTRUCTIONS FOR PAYMENT DEMAND

_____ A Triggering Event has occurred and Rudolph is entitled to withdraw the Letter of Credit.

IN WITNESS WHEREOF, the parties have caused this Certificate of Agreed Resolution to be executed below by their duly authorized representatives intending to be legally bound hereby.

Dated this ____ day of __________ 20_.

CONSENT FOR INTEGRATED TECHNOLOGY CORP.:

By: ______________________

Name: ______________________

Title: ______________________

CONSENT FOR RUDOLPH TECHNOLOGIES, INC.:

By: ______________________

Name: ______________________

Title: ______________________